UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 2, 2004

(Date of Earliest Event Reported)

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of Registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

P.O. Box 14662, Reading, PA, 19612

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 610-208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Pursuant to Regulation FD, the Registrant is furnishing certain information with respect to a presentation being made by Robert J. Torcolini, Chairman, President, and CEO, Terrence E. Geremski, Senior Vice President and CFO, and Jaime Vasquez, Vice President and Treasurer, on September 2, 2004, to certain investors concerning an overview of the company’s performance and strategy. The slide presentation, attached as Exhibit 99 hereto and incorporated herein by reference, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2004	CARPENTER TECHNOLOGY CORPORATION (Registrant)

	By:	/s/ David A. Christiansen
David A. Christiansen Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Slide Presentation dated September 2, 2004